SEASONS SERIES TRUST

Supplement to the Summary Prospectus Dated July 30, 2012

Effective immediately, for the following portfolios:

Multi-Managed Moderate Growth Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for Janus Capital Management, LLC, is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
James P. Goff, CFA	2013	Portfolio Manager

Dated: June 4, 2013